Exhibit 4.4

NUMBER SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SIGNATURE GROUP HOLDINGS, INC.
TOTAL AUTHORIZED ISSUE
100,000 SHARES PAR VALUE $.001 EACH
SERIES B NON-PARTICIPATING PREFERRED STOCK
See Reverse for Certain Definitions
This is to Certify thant ___ is the owner of ___ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated
CRAIG T. BOUCHARD
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
W. CHRISTOPHER MANDERSON
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
© 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common UNIF TRANSFERS MIN ACT- Custodian
(Cust)(Minor)
TEN ENT - as tenants by the entireties under Uniform Transfers to Minors
Act.
JT TEN - as joint tenants with right of (State)
survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list
For value received ___ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
__ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
___ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
In presence of
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144 OR (III) WITH AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AS TO THE AVAILABILITY OF ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.